                                                               EXHIBIT 10.4


                            SECOND AMENDMENT TO

                        SECOND AMENDED AND RESTATED

                   TRANSFER AND ADMINISTRATION AGREEMENT


          SECOND AMENDMENT TO SECOND AMENDED AND RESTATED TRANSFER AND ADMINISTRATION AGREEMENT (this "Amendment"), dated as of March 11, 1996, by and among MATTEL SALES CORP., a California corporation, and FISHER-PRICE, INC., a Delaware corporation, as transferors (each, a "Transferor"), MATTEL, INC., a Delaware corporation, as guarantor and servicer (the "Guarantor" and the "Servicer"), THE BANKS LISTED ON THE SIGNATURE PAGES HEREOF (collectively, other than Marine Midland Bank, the "Banks") and NATIONSBANK OF TEXAS, N.A., a national banking association, as agent on behalf of the Banks (the "Agent") amending that certain Second Amended and Restated Transfer and Administration Agreement dated as of March 10, 1995, by and among the Transferors, the Guarantor, the Servicer, the Banks and the Agent (the "Original Agreement" and said agreement as amended through and including the date hereof, the "Agreement").


                          PRELIMINARY STATEMENTS

          WHEREAS, the Transferors have requested that the Banks agree to certain amendments to the Original Agreement and subject to the terms and conditions hereof the Banks have agreed to such amendments.

          NOW, THEREFORE, the parties hereby agree as follows:

          SECTION 1. Definitions. All capitalized terms used herein which are not otherwise defined are used as defined in the Original Agreement.

          SECTION 2. Amendments to Original Agreement. The Original Agreement is hereby amended as follows:

          (a)  The definition of "Commitment Commission Rate" in Section
1.1 of the Original Agreement shall be amended by deleting the chart contained in such definition and by replacing it with the following chart:


 Toys "R" Us, Inc.'s
 long-term senior
 unsecured debt ratings      Commitment
 S&P/Moody's/Duff            Commission
 ----------------------      ----------
 AA-/Aa3/AA-or higher        8.0 bps

 A/A2/A or higher            10.0 bps

 A-/A3/A-                    12.0 bps


          The Commitment Commission Rate upon effectiveness of this Amendment will be 8 basis points.

          (b) The definition of "Commitment Fee" shall be deleted in its entirety and shall be replaced with the following:

               "Commitment Fee" means a fee equal to the applicable Commitment Commission Rate payable by the Transferors on each Remittance Date on the difference between the average Facility Limit and the average Total Outstanding Investment on each day for the one-year period preceding such date.

          (c) The definition of "Facility Limit" in Section 1.1 of the Original Agreement shall be amended by deleting the reference to "$250,000,000" and by replacing it with "$400,000,000".

          (d) The definition of "Participation Rate" in Section 1.1 of the Original Agreement shall be amended by deleting the chart contained in such definition and by replacing it with the following:

 Toys "R" Us, Inc.'s
 long-term senior
 unsecured
 debt ratings                Spread
 S&P/Moody's/Duff
 --------------------        --------
 AA-/Aa3/AA-or higher        20.0 bps

 A/A2/A or higher            22.5 bps

 A-/A3/A-                    30.0 bps



                                  2


          The spread upon effectiveness of this Amendment will be 20 basis points.

          (e) The definition of "Remittance Date" in Section 1.1 of the Original Agreement shall be amended by deleting the reference to "December 18, 1995, December 17, 1996, and December 17, 1997," and by replacing it with "December 17, 1996, December 17, 1997, December 17, 1998, December 17, 1999 and December 17, 2000".

          (f) The definition of "Termination Date" in Section 1.1 of the Original Agreement shall be amended by deleting the reference to "December 17, 1997" and by replacing it with "December 17, 2000".

          (g) The definition of "Weekly Report" in Section 1.1 of the Original Agreement shall be renamed the "Servicer's Certificate" in such Section and shall be renamed as such for all purposes of the Original Agreement, and the reference in such definition to "weekly basis" shall be deleted and replaced with the words "monthly basis and prior to a Transfer".

          (h) Section 2.2 of the Original Agreement shall be amended (i) by deleting both references to "80%" in such Section and by replacing them with "90%" and (ii) in the 25th line of such Section after the word "Notice") and before the period by inserting the words ", and such Transferor shall, at the time of delivery of the Transfer Notice, cause the Servicer to prepare and deliver to the Agent a Servicer's Certificate covering the period from the last day specified in the most recent Servicer's Certificate delivered to the Agent to and including the day prior to the date of delivery of the related Transfer Notice".

          (i) Section 2.8 of the Original Agreement shall be amended (A) in the third line thereof by deleting the words "each subsequent Monday" and by replacing them with the words "the first Monday of each calendar month" and (B) in the seventh line thereof by deleting the words "for the preceding calendar week" and by replacing them with the words "covering a period from the later to occur of (A) the first day of the preceding calendar month and (B) the date on which the last such Servicer's Certificate was delivered in connection with a


                                  3


Transfer pursuant to Section 2.2, through and including the last day of preceding calendar month".

          (j) Section 2.6 shall be amended by deleting the references to "125%" therein and by replacing them with "111%".

          (k) Section 7.3(h) of the Original Agreement shall be amended by deleting the references to "80%" therein and by replacing them with "90%".

          (l) Exhibit A to the Agreement shall be amended by (i) deleting the reference to "80%" in the fifth line of the second paragraph of such Exhibit and by replacing it with "90%" and (ii) deleting the reference to "20%" in the first line of the third paragraph of such Exhibit and by replacing it with "10%".

          (m) Exhibit B to the Agreement shall be amended by (i) deleting the reference to "FORM OF WEEKLY SERVICER'S CERTIFICATE" on the first page of such Exhibit and by replacing it with "FORM OF SERVICER'S CERTIFICATE",
(ii) deleting the second line of such Exhibit in its entirety and by replacing it with the words "For the Period beginning ______, 199_ and ending _______, 200_", (iii) deleting all references to "calendar week" and "week" in such Exhibit and by replacing them with the word "period" in each instance and (iv) deleting the reference to "125%" in the second line of paragraph 10 of such Exhibit and by replacing it with "111%".

          (n) Exhibit C to the Agreement shall be amended by (i) deleting all references to "week" in such Exhibit and by replacing them with the word "period" and (ii) deleting the reference to "80%" in the third line of paragraph 13 of such Exhibit and by replacing it with "90%".

          SECTION 3.  Amendment to Bank Commitments; Funding.

          (a) By its execution of this Amendment, each Bank a party to the Original Agreement hereby agrees that its Bank Commitment shall be amended as evidenced on the signature page hereto related to such Bank. Each Bank, each Transferor, the Guarantor and the Servicer further acknowledges that, as amended hereby, (i) the Bank Com-


                                  4


mitment with respect to Marine Midland Bank has been reduced to zero, and and Marine Midland Bank has been terminated as a party to the Agreement and
(ii) Societe Generale has become a Bank party to the Agreement (with the Percentage and Bank Commitment specified on its signature page hereto and all other rights, interests and obligations of a Bank under the Agreement) as evidenced by its execution of this Amendment (without any further action required pursuant to Section 11.9 of the Agreement).

          (b) In furtherance of the foregoing, the Transferors agree on the date hereof to remit, in immediately available funds, $100,869,352.09 to the Agent in the manner specified in Section 2.7 of the Original Agreement, whereupon the Agent shall immediately distribute such funds to the Banks party to the Original Agreement (and Marine Midland Bank) pro rata based on each such Bank's (and Marine Midland Bank's) respective Percentage. Following such distribution, each Bank a party to this Amendment (and, after giving effect to this Amendment, the Agreement) shall pay to the Agent its Percentage of $100,000,000.00, which amount shall be immediately remitted by the Agent to the Transferors, in each case in accordance with the procedures described in the second paragraph of Section
2.2 of the Original Agreement.

          SECTION 4. Representations and Warranties. The Transferors hereby make to each of the Banks, on and as of the date hereof, all of the representations and warranties set forth in Section 3.1 of the Original Agreement, except to the extent that any such representation or warranty relates to an earlier date. In addition, Mattel, Inc. hereby makes to each of the Banks, on and as of the date hereof, all the representations and warranties set forth in Section 3.2 of the Original Agreement, except to the extent that any such representation or warranty relates to an earlier date.

          SECTION 5. Conditions Precedent. This Amendment shall not become effective until the Agent shall have received the following:

          (a) An opinion of counsel to the Transferors with respect to certain corporate matters and the enforceability against the Transferors of the Original Agreement as amended hereby, in form and substance acceptable to the Agent;


                                  5


          (b) An opinion of counsel to Servicer and the Guarantor with respect to certain corporate matters and the enforceability against each of the Servicer and the Guarantor of the Original Agreement as amended hereby, in form and substance acceptable to the Agent;

          (c) An executed copy of the Written Agreement, in form and substance acceptable to the Agent;

          (d) Certified copies of resolutions of the Board of Directors of the Transferors authorizing this Amendment and the transactions contemplated hereby; and

          (e)  Executed counterparts of this Amendment.

          SECTION 6. Amendment and Waiver. No provision hereof may be amended, waived, supplemented, restated, discharged or terminated without the written consent of the parties hereto.

          SECTION 7. Governing Law. This Amendment shall be governed by and construed in accordance with the laws of the State of California, without regard to the conflicts of Governmental Rules provisions thereof. This Amendment together with the Original Agreement contains the final and complete integration of all prior expressions by the parties hereto with respect to the subject matter hereof and shall constitute the entire Agreement among the parties hereto with respect to the subject matter hereof superseding all prior oral or written understandings.

          SECTION 8. Severability; Counterparts. This Amendment may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed shall be deemed to be an original and all of which when taken together shall constitute one and the same Amendment. Any provisions of this Amendment which are prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof, and any such prohibition or unenforceability in any jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction.


                                  6


          SECTION 9. Captions. The captions in this Amendment are for convenience of reference only and shall not define or limit any of the terms or provisions hereof.

          SECTION 10. Ratification. Except as expressly affected by the provisions hereof, the Original Agreement as amended by this Amendment shall remain in full force and effect in accordance with its terms and ratified and confirmed by the parties hereto. On and after the date hereof, each reference in the Original Agreement to "this Agreement", "hereunder", "herein" or words of like import shall mean and be a reference to the Original Agreement as amended by this Amendment.


                                  7


          IN WITNESS WHEREOF, the parties hereto have executed and delivered this Amendment as of the date and year first above written.


                         MATTEL SALES CORP.,
                              as Transferor


                         By: /s/ William Stavro
                             ------------------
                              Name:  William Stavro
                              Title: Vice President and Treasurer


                         FISHER-PRICE, INC.,
                              as Transferor


                         By: /s/ William Stavro
                             ------------------
                              Name:  William Stavro
                              Title: Treasurer


                         MATTEL, INC., as Guarantor
                              and Servicer


                         By: /s/ William Stavro
                             ------------------
                              Name:  William Stavro
                              Title: Sr. Vice President and Treasurer


                         NATIONSBANK OF TEXAS, N.A.,
                              as Agent


                         By: /s/ Tom F. Scharfenberg
                             -----------------------
                              Name:  Tom F. Scharfenberg
                              Title: Vice President


                                  8


                  Dollar Amount
                  of Percentage
                  of Original
                  Facility
Percentage (%)    Limit ($)
--------------    -------------
10.000000000      40,000,000         NATIONSBANK OF TEXAS,
                                     N.A.

                                     By: /s/ Tom F. Scharfenberg
                                         -----------------------
                                        Name:  Tom F. Scharfenberg
                                        Title: Vice President



Notice Address:     444 S. Flower Street, Suite 4100
                    Los Angeles, California  90071
                    Attn: Tom F. Scharfenberg


                                  9


                  Dollar Amount
                  of Percentage
                  of Original
                  Facility
Percentage (%)    Limit ($)
--------------    -------------
12.500000000      50,000,000         BANK OF AMERICA
                                     NATIONAL TRUST AND
                                     SAVINGS ASSOCIATION


                                     By: /s/ Robert W. Troutman
                                         ----------------------
                                        Name:  Robert W. Troutman
                                        Title: Managing Director



Notice Address:     555 Flower Street, 11th Floor
                    Los Angeles, California  90071
                    Attn:  Robert W. Troutman


                                  10


                  Dollar Amount
                  of Percentage
                  of Original
                  Facility
Percentage (%)    Limit ($)
--------------    -------------
8.125000000       32,500,000         PNC BANK, NATIONAL
                                     ASSOCIATION


                                     By: /s/ Ted A. Dunn
                                         -----------------
                                        Name:  Ted A. Dunn
                                        Title: Assistant Vice President



Notice Address:     55 South Lake Avenue, Suite 650
                    Pasadena, California  91101
                    Attn: Ted A. Dunn


                                  11


                  Dollar Amount
                  of Percentage
                  of Original
                  Facility
Percentage (%)    Limit ($)
--------------    -------------
10.000000000      40,000,000         CHEMICAL BANK


                                     By: /s/ Mary E. Cameron
                                         -------------------
                                        Name:  Mary E. Cameron
                                        Title: Vice President



Notice Address:     Corporate Banking Group
                    270 Park Avenue, 9th Floor
                    New York, New York 10017
                    Attn: Mary E. Cameron


                                  12


                  Dollar Amount
                  of Percentage
                  of Original
                  Facility
Percentage (%)    Limit ($)
--------------    -------------
8.125000000       32,500,000         THE FIRST NATIONAL
                                     BANK OF BOSTON


                                     By: /s/ Debra Zurka
                                         ---------------
                                        Name:  Debra Zurka
                                        Title: Vice President



Notice Address:     100 Federal Street, MAIL STOP 01-09-05
                    Boston, Massachusetts 02110
                    Attn: Debra Zurka


                                  13


                  Dollar Amount
                  of Percentage
                  of Original
                  Facility
Percentage (%)    Limit ($)
--------------    -------------
8.125000000       32,500,000         TORONTO-DOMINION
                                     (TEXAS), INC.


                                     By: /s/ Diane Bailey
                                         ----------------
                                        Name:  Diane Bailey
                                        Title: Vice President



Notice Address:     909 Fannin
                    Houston, Texas 77010
                    Attn: Lisa Allison


                                  14


                  Dollar Amount
                  of Percentage
                  of Original
                  Facility
Percentage (%)    Limit ($)
--------------    -------------
5.000000000       20,000,000         CITICORP USA, INC.


                                     By: /s/ David L. Harris
                                         -------------------
                                        Name:  David L. Harris
                                        Title: Vice President



Notice Addresses:   c/o Citicorp North America, Inc.
                    725 South Figueroa Street
                    5th Floor
                    Los Angeles, California 90017
                    Attn:  Deborah Ironson

                    c/o Citibank, N.A.
                    One Court Square, 7th Floor
                    Long Island City, New York  11120
                    Attn:  Mark Wrigley


                                  15


                  Dollar Amount
                  of Percentage
                  of Original
                  Facility
Percentage (%)    Limit ($)
--------------    -------------
8.125000000       32,500,000         ABN AMRO BANK N.V.


                                     By: /s/ Matthew S. Thomson
                                         ----------------------
                                        Name:  Matthew S. Thomson
                                        Title: Group Vice President/Director

                                     By: /s/ Patrick A. Russo
                                         --------------------
                                        Name:  Patrick A. Russon
                                        Title: Assistant Vice President



Notice Address:     Los Angeles International Branch
                    300 South Grand Avenue, Suite 1115
                    Los Angeles, California 90071
                    Attn: Matthew S. Thomson


                                  16


                  Dollar Amount
                  of Percentage
                  of Original
                  Facility
Percentage (%)    Limit ($)
--------------    -------------
5.000000000       20,000,000         DRESDNER BANK AG
                                     Los Angeles Agency


                                     By: /s/ Sidney S. Jordan
                                         --------------------
                                        Name:  Sidney S. Jordan
                                        Title: Vice President


                                     By: /s/ Jon M. Bland
                                         ----------------
                                        Name:  Jon M. Bland
                                        Title: Senior Vice President


Notice Address:     Los Angeles Agency
                    725 South Figueroa Street, Suite 3950
                    Los Angeles, California  90017
                    Attn: Dennis Blank


                                  17


                  Dollar Amount
                  of Percentage
                  of Original
                  Facility
Percentage (%)    Limit ($)
--------------    -------------
5.000000000       20,000,000         MANUFACTURERS &
                                     TRADERS TRUST CO.


                                     By: /s/ Geoffrey R. Fenn
                                         --------------------
                                        Name:  Geoffrey R. Fenn
                                        Title: Vice President



Notice Address:     1 Fountain Plaza
                    Buffalo, New York 14203
                    Attn: Geoffrey R. Fenn


                                  18


                  Dollar Amount
                  of Percentage
                  of Original
                  Facility
Percentage (%)    Limit ($)
--------------    -------------
5.000000000       20,000,000         ISTITUTO BANCARIO SAN
                                     PAOLO DI TORINO SPA


                                     By: /s/ Donald W. Brown
                                        --------------------
                                        Name:  Donald W. Brown
                                        Title: Branch Manager

                                     By: /s/ Glen Binder
                                         ---------------
                                        Name:  Glen Binder
                                        Title: Vice President



Notice Address:     444 South Flower Street
                    Suite 4550
                    Los Angeles, California 90071
                    Attn: Glen Binder


                                  19


                  Dollar Amount
                  of Percentage
                  of Original
                  Facility
Percentage (%)    Limit ($)
--------------    -------------
5.000000000       20,000,000         THE BANK OF
                                     CALIFORNIA, N.A.


                                     By: /s/ Lynn E. Vine
                                         ----------------
                                        Name:  Lynn E. Vine
                                        Title: Vice President



Notice Address:     550 South Hope Street
                    Fifth Floor
                    Los Angeles, California  90071
                    Attn: Thomas Tegart


                                  20


                  Dollar Amount
                  of Percentage
                  of Original
                  Facility
Percentage (%)    Limit ($)
--------------    -------------
5.000000000       20,000,000         BANQUE NATIONALE
                                       DE PARIS


                                     By: /s/ Jean-Louis Tourne
                                         ---------------------
                                        Name:  Jean-Louis Tourne
                                        Title: Vice President & Deputy
                                               Manager

                                     By: /s/ Mitchell M. Ozawa
                                         ---------------------
                                        Name:  Mitchell M. Ozawa
                                        Title: Vice President



Notice Address:     725 South Figueroa Street
                    Suite 2090
                    Los Angeles, California 90017
                    Attn: Mitchell M. Ozawa


                                  21


                  Dollar Amount
                  of Percentage
                  of Original
                  Facility
Percentage (%)    Limit ($)
--------------    -------------
0.000000000       0.00               MARINE MIDLAND BANK


                                     By: /s/ Mary Ann Tappero
                                         --------------------
                                        Name:  Mary Ann Tappero
                                        Title: Vice President



Notice Address:     140 Broadway, 4th Floor
                    New York, New York  10005
                    Attn: William M. Holland


                                  22


                  Dollar Amount
                  of Percentage
                  of Original
                  Facility
Percentage (%)    Limit ($)
--------------    -------------
5.000000000       20,000,000         SOCIETE GENERALE


                                     By: /s/ J. Staley Stewart
                                         ---------------------
                                        Name:  J. Staley Stewart
                                        Title: Vice President



Notice Address:     2029 Century Park East
                    Suite 2900
                    Los Angeles, California  90067


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